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                                                     Exhibit 23.1


                  Independent Auditors' Consent
                  -----------------------------

The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.

                                   /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
June 9, 1995